Exhibit 10.28

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE (I) IT IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE INFORMATION AS PRIVATE AND CONFIDENTIAL.

Applied Intuition

Kodiak Robotics — 2024 Renewal Agreement

September, 2024

PREPARED BY

[***] (Global Account Manager)

CONTACT

[***] (Global Account Manager) • [***] • [***]

[Page 1 of 16]

Contact Information

Applied Information

Prepared By	Email	Issued	Valid Until
[***]	[***]	9/19/2024	September 30, 2024
Company Address
145 E Dana St, Mountain View, CA 94041

Customer Information

Company	Address
Kodiak Robotics, Inc.	1045 Terra Bella Ave, Mountain View, CA 94043
Contact	Email	Phone
Andreas Wendel	[***]

Billing Information

Company	Address
Kodiak Robotics, Inc.	1045 Terra Bella Ave, Mountain View, CA 94043
Contact	Email	Phone
Andreas Wendel; Kodiak accounting	[***]; [***]

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Table of Contents

Contact Information	2

Table of Contents	3

Order Form	4

Software Subscription	4

Terms and Conditions	5

Early Access to Tools	5

Evaluation Licenses	6

Additional Scenario Packs	6

License Types	6

Floating Licenses	6

Cloud Engine License	6

Cloud Engine Parallel Instance	6

Enterprise Server Licenses	7

Rate-Limited APIs	7

Invoice Schedule	7

Support Level Addendum	9

Metrics Reporting	10

Offsets	11

Statement of Work	12

Professional Services Summary	12

Terms and Conditions	13

Invoice Schedule	13

Annex A: Services SKU Description	15

[***]

[***]

[***]

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[***]

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Order Form

Client Name:	Kodiak Robotics, Inc.
Date of this Order Form:	9/19/2024
Master Document:	Master Services and Software License Agreement
Date of Master Document:	9/28/2018

This order form (this “Order Form”) incorporates the terms and conditions of the document referenced under the heading “Master Document” above, including any amendments and/or addendums thereto (the “Agreement”), by and between Applied Intuition, Inc. (“Applied Intuition”) and the entity referenced under the heading “Client Name” above (“Client”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement. This Order Form is effective as of the date listed above or, if no date is specified, then as of the date this Order Form is signed by the last party to sign it, as indicated on the signature page hereto. Terms and conditions in this Order Form, if inconsistent with terms and conditions in the Agreement, shall have the meaning and effect as defined herein.

Software Subscription

The “Software” licensed to Client pursuant to the terms of the Agreement shall be the current version of the software products listed below as of the effective date, and all generally available upgrades, updates and new versions thereof during the Subscription Term. Descriptions of SKUs included in the “Product Code” column of the table below are non-binding and provided for convenience only. Support for the Software is described on Attachment A (Support Level Addendum).

Product Code	Quantity	License Model	Subscription Term	Fees
[***]	[***]	[***]	[***]	[***]
[***]
[***]
[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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Terms and Conditions

No change or modification to this Order Form shall be effective or binding except as expressly set forth in a written agreement signed by both parties. Client is responsible for ensuring Client systems satisfy the minimum system requirements for the Software and related Services set forth in the Documentation (e.g. at https://home.applied.co/manual/spectral/current/#/getting_started/system_requirements/system_requirem ents?id=system-requirements).

In the event Client undergoes a Change of Control (as defined below), licenses granted to any Software hereunder with a quantity of “unlimited” or some permutation thereof (e.g. “Unlimited parallel instances,” “unlimited licenses” or “unlimited floating users”) shall cease to be unlimited and instead shall be capped at a number of licenses equal to the average number of active users or instances (as applicable) of the applicable Software in the [***] months preceding the earlier of (a) the date such Change of Control is effective or (b) the date a definitive agreement for such Change of Control is announced. “Change of Control” has the meaning given in the Agreement, provided if the Agreement does not include a definition it means (i) the consolidation or merger of a party with or into any other person or entity (including where Client is the surviving entity); (ii) the sale, transfer or other disposition of all or substantially all of the assets of a party; or (iii) the acquisition of a party by any person or entity of (A) beneficial ownership of securities of a party representing more than fifty percent of the common stock of such party or representing more than fifty percent of the combined voting power with respect to the election of directors (or members of any other governing body) of such party, (B) the right or ability to appoint a majority of such party’s board of directors (or other governing body), or (C) the right or ability to direct the operations or management of such party or any successor to such party.

In addition to termination for breach as defined in the Agreement, Client may terminate this Order Form as provided in the Support Level Addendum below.

This Order Form does not cover any costs associated with any additional software or resources used to operate or co-simulate with the Software (e.g. Matlab or Docker Desktop). This Order Form also does not cover any computational runtime cost or data storage cost, which shall be the responsibility of Client.

Early Access to Tools

From time to time Applied may develop new software products as part of the Applied Development Platform that are not generally available but are offered as part of a beta testing program (“Beta Software”). During the Subscription Term and upon Client’s request, Applied will grant Client a right to access and use such Beta Software solely for use consistent with this SOW and the Agreement, subject to an additional, free Order Form including any specific terms or restrictions applicable to such Beta Software. Such Order Forms shall automatically terminate at the earliest of (a) when Applied Intuition begins to offer the applicable ADP software products for commercial sale or (b) the termination or expiration of this Order Form.

Applied makes no commitment and has no obligation to continue to develop, support, maintain, offer for sale or in any other way continue to provide or develop any Beta Software. Any discussion of timelines and planned enhancements to Beta Software are estimates and are subject to change without notice. Client’s feedback related to the Beta Software and all inventions, product improvements, modifications, or

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developments that Applied conceives or makes during or subsequent to this Order Form, even if based partly or wholly on Client’s feedback, will be the exclusive property of Applied and Applied will have exclusive rights to all patents, copyrights, property rights, title and interest in those inventions, product improvements, modifications or developments. The Beta Software is provided “as is” and without indemnity, notwithstanding Section 8 of the Agreement. Applied makes no warranties, either express or implied, with respect to the Beta Software, including any implied warranties of merchantability or fitness for a particular purpose or that the Beta Software contains no defects. Applied disclaims all liability for damages incurred, including any special, consequential or incidental damages, however caused, whether for breach of warranty, contract, tort (including negligence), strict liability or otherwise relating to the use of the Beta Software, absent the gross negligence, willful misconduct or violation of law of Applied. Except as provided in this paragraph, the Beta Software remains subject to the Agreement.

Evaluation Licenses

At Client’s request during the Subscription Term and subject to the restrictions in this Order Form and the Agreement, Client and Applied Intuition will mutually agree in good faith upon an additional Order Form for a free, [***] day (not to extend past the termination or expiration of this Order Form) evaluation license for any Applied Development Platform software product made generally available for sale by Applied Intuition. Such evaluation Order Forms will include reasonable license and usage limits (e.g. [***] floating users or [***] Enterprise Server license per product, as applicable). Client may not enter into Order Forms for additional evaluation licenses for the same ADP software product or for Software included on this Order Form.

Additional Scenario Packs

At Client’s request during the Subscription Term and subject to the restrictions in this Order Form and the Agreement, Client and Applied Intuition will enter into an Order Form granting Client, [***] cost to Client, a license to up to [***] total additional scenarios, provided that such scenarios are generally available for commercial sale from Applied Intuition. Such Order Form shall automatically terminate upon the termination or expiration of this Order Form.

License Types

Floating Licenses

Software identified as being provided on a “floating” basis may be installed and used on any computer within Client’s internal enterprise network or Supported Cloud Provider account, provided that only natural persons may be users of such Software, and the total number of users in any [***] hour period shall not exceed the number of licenses specified for such Software.

Cloud Engine License

Cloud Engine, if included herein, may be installed and used on a single machine within Client’s internal enterprise network or Supported Cloud Provider account per license, and may communicate with a number of concurrent simulation applications up to the number of Cloud Engine Parallel Instances purchased.

Cloud Engine Parallel Instance

Each Cloud Engine Parallel Instance license allows Client to run with a simulation orchestrator one concurrent instance of any of the Cloud Engine-compatible simulation software for which Client has at least one user license. For example, if Client has 10 Cloud Engine Parallel Instance licenses, 1 user floating license for Object Sim and 1 user floating license for Log Sim, Client may use a simulation orchestrator to run up to 10 concurrent simulations using Object Sim or Log Sim only (not other Sim products).

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Enterprise Server Licenses

Software identified as being provided under an “Enterprise Server” license may be installed and used on a single machine within Client’s internal enterprise network or Supported Cloud Provider account.

Rate-Limited APIs

Software application programming interfaces (“APIs”) identified as being provided under a “Rate Limited API” license model are available to Client for a limited number of API calls as specified in this Order Form. Client will not attempt to exceed or circumvent limitations on access, calls or use of the applicable API(s), or otherwise use the API(s) in a manner that constitutes excessive or abusive usage or does not otherwise comply with this Order Form or the Agreement.

Invoice Schedule

Payment terms are set forth in the Agreement. Client shall pay each invoice when due in accordance with the terms of the Agreement.

Applied Intuition shall invoice Client on a monthly basis beginning at the start of the Subscription Term.

[***]: Applied shall invoice Client for $[***] each month (“Monthly Invoice”) for the subscription from [***] through [***]. Each Monthly Invoice will be reduced by any Offsets calculated for the previous month according to the Support Level Addendum.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Order Form as of the date of the last signature below.

Kodiak Robotics, Inc.

Jordan Coleman	/s/ Jordan Coleman	Chief Legal Officer	9/30/2024
Print name	Signature	Title	Date

Applied Intuition, Inc.

Aref Wardak	/s/ Aref Wardak	Head of Legal	9/30/2024
Print name	Signature	Title	Date

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Support Level Addendum

The Software subscription set forth in the attached Order Form includes the following support services to ensure the Software functions as described herein.

Customer support for the Software can be reached at [***] or in a shared Slack channel, if available. Applied Intuition has structured a response plan to address such requests in an efficient and timely manner, addressing the most critical issues first. Cases will be opened upon receipt of request or identification of the issue, and incidents will be routed according to the following:

Enterprise Support Object Sim, Sensor Sim, Log Sim, Cloud Engine, Validation Toolset
Primary Components	Response Time	Support Hours
[***]	[***]	[***]
[***]	[***]
[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Unlimited Support Incidents

	Severity Levels	Error State Description	Terminable Service Level
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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In addition to responding to issues in the timeline identified in the table above, Applied Intuition will resolve [***] issues as soon as practicable after receiving written notice of the incident from Client in the shared Slack channel or the Applied Intuition Issue Tracker.

Reasonably promptly following the resolution of any [***] incident that Client reasonably believes qualifies as part of a Terminable Service Level (e.g. a [***] incident that lasts longer than [***] hours), Client and Applied Intuition will meet during normal business hours to review reasonably and in good faith (a) the duration of incident, (b) the root cause of the outage and mitigation actions taken, (c) follow-up actions to reduce the risk of the same failure from occurring in the future, (d) whether such incident was caused, in whole or in part by an Exception (as defined below), and (e) the Severity Level of the incident. Such conclusions shall be documented in a post-mortem drafted and reasonably agreed upon by the parties (an “Incident Post Mortem”) within [***] days of the resolution of such [***] incident.

For the avoidance of doubt, a [***] incident will not qualify as part of a Terminable Service Level if it results, primarily, from any of the following exceptions (“Exceptions”):

1.	Pre-scheduled maintenance periods, of which Applied will give Client at least [***] hours prior written notice;

2.

Emergency maintenance periods (e.g. for immediate patching of a critical security vulnerability or correction of a material defect in the Software) which are not in response to a [***] incident, of which Applied Intuition will use commercially reasonable efforts to give Client prior written notice;

3.	Account suspension or termination due to Client or its authorized user’s breach of the Agreement;

4.	Force majeure events (per Section 10 of the Agreement) or other factors outside Applied Intuition’s reasonable control, including but not limited to Internet, cloud hosting, or power outages;

5.	Client’s or Client’s service provider’s (e.g. AWS, Slack, Skype, Okta, etc.) software, equipment, or other technology;

6.	Actions or inactions of Client or Client’s employees, agents, contractors, or vendors, or anyone gaining access to the Software by means of Client’s Authorized Users’ accounts or equipment;

7.	Caused by Client’s use of the Software after Applied Intuition advised Client to modify its use of the Software, if Client did not modify its use as advised; or

8.	Interaction of beta and trial functionality with the Software (as reasonably determined by Applied Intuition).

Client may terminate the Order Form and Statement of Work by written notice within [***] calendar days after the determination in one or more Incident Post Mortems (as applicable) that the conditions set forth in the Terminable Service Level column above were met, subject to the Exceptions. Such termination shall be effective [***] days after Applied Intuition’s receipt of such notice, unless otherwise agreed by the parties in writing. Fees for the remaining Subscription Term after the effective date of termination shall not be due or payable by Client.

Metrics Reporting

Applied will report the following metrics to Client monthly:

Playback features: Bag open time (s), Buffer rate (real/sim), Frame play rate (real/sim), Scenario

Page loads and searches: Scenario editor, Scenario manager, Batch comparisons, ADP Cloud history search, Scenario search, ADP results page, Batch result page, Orbis results, ADP results search

Additional metrics: Ingestion speed (minutes), Query speed (s), Query error rate (%), and simulation error rate (%).

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The Parties will meet quarterly to review the metrics, and amend, recalculate, replace, or add metrics as agreed upon by the Parties.

Offsets

Increased AWS charges billed to Client will be credited to Client through an Offset amount for any of the following increased costs, at an amount equal to the increase in cost:

1)	AWS resources and processes used by Applied for testing and staging within the Client’s environment; or

2)	AWS resources and processes that were agreed by the parties to be reduced, removed, or replaced based on Client’s reasonable request, but were still used after such agreement.

Additionally, if Client believes a material increase in AWS charges billed to Client arise from actions of Applied Intuition that were not reasonably necessary for provision of the Software or Services, or requested or agreed to by Client, Client and Applied Intuition shall discuss in good faith whether such material increase is properly attributable to and should be paid for by Applied Intuition as an Offset and if reasonably determined to be attributable to Applied, the increased fees reasonably attributable to Applied shall be credited to Client through an Offset.

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Statement of Work

Client Name:	Kodiak Robotics, Inc.
Date of this Statement of Work:	9/19/2024
Master Document:	Master Services and Software License Agreement
Date of Master Document:	9/28/2018

This statement of work (this “Statement of Work” or “SOW”) incorporates the terms and conditions of the document referenced under the heading “Master Document” above, including any amendments and/or addendums thereto (the “Agreement”), by and between Applied Intuition, Inc. (“Applied Intuition”) and the entity referenced under the heading “Client Name” above (“Client”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement. This SOW is effective as of the date listed above or, if no date is specified, then as of the date this SOW is signed by the last party to sign it, as indicated on the signature page hereto.

Professional Services Summary

Applied Intuition shall provide the services set forth below and further described in Annex A attached hereto (the “Services”) in accordance with the Agreement. Client shall cooperate with Applied Intuition, and if necessary allocate engineering time, and perform those obligations set forth in Annex A in each case as reasonably necessary to receive the Services. To the extent of any conflict between the table below and Annex A, Annex A will control. For the avoidance of doubt, hours allocated for a Service do not accrue unless expressly stated otherwise in Annex A. For example, a maximum of [***] hours of feature acceleration are available per release, notwithstanding the number of hours of such work performed in the previous release.

Product Code	Unit	Services Term	Fees
[***]	[***]	[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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Terms and Conditions

Any software, documentation, scripts or other materials shared by Applied Intuition in connection with the Services, including design choices related thereto (such as the scenario format), and all intellectual property rights therein, excluding any Work Product (as defined in the Agreement), is Confidential Information and the proprietary property of Applied Intuition subject to Sections 4 and 5 of the Agreement. Such software, documentation, scripts and materials cannot be used for purposes at Client that are unrelated to the use of Applied’s software and services. Applied retains all right, title and interest in new features or content included within such software, documentation, scripts and other materials, including any intellectual property rights embodied therein, developed during or after the Services Term. Client is responsible for ensuring Client systems satisfy the minimum system requirements for the Software and related Services set forth in the Documentation (e.g. at https://home.applied.co/manual/spectral/current/#/getting_started/system_requirements/system_requirem ents?id=system-requirements).

This Statement of Work shall continue for the Services Term set forth above. No change or modification to this Statement of Work shall be effective or binding except as expressly set forth in a written agreement signed by both parties.

To the extent any deadlines for either party’s performance are set forth in Annex A, any delay by one party in meeting such deadlines shall delay deadlines applicable to the other party by a corresponding amount.

Invoice Schedule

Fees for the Services set forth in this Statement of Work are included in the fees listed in the Order Form dated September 19, 2024.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Statement of Work as of the date of the last signature below.

Kodiak Robotics, Inc.

Jordan Coleman	/s/ Jordan Coleman	Chief Legal Officer	9/30/2024
Print name	Signature	Title	Date

Applied Intuition, Inc.

Aref Wardak	/s/ Aref Wardak	Head of Legal	9/30/2024
Print name	Signature	Title	Date

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Annex A: Services SKU Description

[***]

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Applied Intuition

Thank you.

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